EXHIBIT 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of March 10, 2008 (this “Amendment”), is by and among ASSET ACCEPTANCE CAPITAL CORP. (the “Borrower”), the Lenders party to the Credit Agreement described below (collectively, the “Lenders” and individually, a “Lender”), and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
RECITALS
     A. The Borrower, the Administrative Agent and the Lenders entered into a Credit Agreement, dated as of June 5, 2007 (as it may be amended or modified from time to time, the “Credit Agreement”).
     B. The Borrower desires to amend the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so strictly in accordance with the terms hereof.
TERMS
     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:
ARTICLE 1.
AMENDMENTS
     Upon the satisfaction of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:
     1.1 The definitions of Applicable Margin and Consolidated Tangible Net Worth in Section 1.01 are restated as follows:
     “Applicable Margin” means, for any day, (a) with respect to any Eurocurrency Loan or ABR Loan that is a Tranche B Term Loan, as the case may be, the applicable rate per annum set forth below under the caption “Tranche B Eurocurrency Spread” or “Tranche B ABR Spread”, as the case may be, based upon the Leverage Ratio as of the most recent determination date and (b) with respect to any Eurocurrency Loan or ABR Loan that is a Revolving Loan or with respect to the commitment fees or fees on Letters of Credit payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolving Eurocurrency Spread”, “Revolving ABR Spread”, “Commitment Fee Rate” or “Letter of Credit Fee”, as the case may be, based upon the Leverage Ratio as of the most recent determination date:

			Revolving
		Tranche B	Eurocurrency
		Eurocurrency	Spread and Letter	Tranche B	Revolving	Commitment
Level	Leverage Ratio	Spread	of Credit Fee	ABR Spread	ABR Spread	Fee Rate
I	< 0.375	2.25%	1.50%	1.25%	0.0%	0.25%
II	≥ 0.375 and < 0.625	2.25%	1.75%	1.25%	0.25%	0.30%
III	≥ 0.625 and < 0.875	2.25%	2.00%	1.25%	0.50%	0.35%
IV	≥ 0.875 and < 1.125	2.50%	2.25%	1.25%	0.75%	0.40%
V	≥ 1.125	2.50%	2.50%	1.25%	1.00%	0.50%
The Applicable Margin shall be determined in accordance with the foregoing table based on the Leverage Ratio as of the end of each Fiscal Quarter. Adjustments, if any, to the Applicable Margin shall be effective the first day of the month following the month that the Administrative Agent is scheduled to receive the applicable financials under Section 5.01(a) or (b) and certificate under Section 5.01(c). If the

Borrower fails to deliver the financials to the Administrative Agent at the time required hereunder, then the Applicable Margin shall be set at Level V until such financials are so delivered. Notwithstanding anything herein to the contrary, the Applicable Margin shall be set at Level IV as of the effective date of the First Amendment to this Agreement.
     “Consolidated Tangible Net Worth” means at any time the consolidated stockholders’ equity of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time, less the net book value of all goodwill and other assets which are deemed intangible assets under GAAP, provided that leasehold improvements and computer software shall not be considered intangible assets for purposes of this definition regardless of their classification under GAAP.
     1.2 Section 6.12(a) is restated as follows:
     (a) Leverage Ratio. Permit or suffer the Leverage Ratio to exceed (i) 1.25 to 1.0 at any time on or before June 29, 2009, (ii) 1.125 to 1.0 at any time on or after June 30, 2009 and on or before December 30, 2010 or (iii) 1.0 to 1.0 at any time thereafter.
     1.3 Section 6.12(c) is restated as follows:
     (c) Ratio of Total Liabilities to Tangible Net Worth. Permit or suffer the ratio of the Consolidated Total Liabilities to the Consolidated Tangible Net Worth to exceed (i) 3.00 to 1.0 at any time on or before September 29, 2008, (ii) 2.75 to 1.0 at any time on or after September 30, 2008 and on or before December 30, 2008, (iii) 2.50 to 1.0 at any time on or after December 31, 2008 and on or before December 30, 2009, (iv) 2.25 to 1.0 at any time on or after December 31, 2009 and on or before December 30, 2010, (v) 2.00 to 1.0 at any time on or after December 31, 2010 and on or before December 30, 2011 or (vi) 1.50 to 1.0 to any time thereafter.
ARTICLE 2.
REPRESENTATIONS
     The Borrower represents and warrants to the Administrative Agent and the Lenders that:
     2.1 The execution, delivery and performance of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     2.2 The execution, delivery and performance of this Amendment by the Borrower (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.
     2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article III of the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.
     2.4 No Default exists or has occurred and is continuing on the date hereof.
ARTICLE 3.
CONDITIONS PRECEDENT
     This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:
     3.1 The Borrower and the Required Lenders shall have signed this Amendment.
     3.2 The Guarantors shall have signed the Consent and Agreement hereto.
     3.3 The Borrower shall have paid to the Administrative Agent, for the account of each Lender that has signed this Amendment on or before 5:00 pm EST on March 7, 2008, such fee as separately agreed to by the Borrower.
     3.4 The Borrower shall have delivered or caused to be delivered to the Administrative Agent such other documents and satisfied such other conditions as required by the Administrative Agent.
ARTICLE 4.
MISCELLANEOUS.
     4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.
     4.2 The Borrower and Lenders agree that any Default that has occurred due to the breach of Section 6.12(c) of the Credit Agreement prior to the date hereof (including without limitation as of December 31, 2007) and the related calculation of such covenant in the certificates delivered under Section 5.01(c) prior to the date hereof (collectively, the “Existing Default”) is hereby waived. The Loan Parties acknowledge and agree that such waiver is a limited, specific and one-time waiver and (a) shall not modify or waive any other Default or any other term, covenant or agreement contained in any of the Loan Documents or any Default due to any breach of Section 6.12(c) or 5.01(c) after the date of (and giving effect to) this Amendment, and (b) shall not be deemed to have prejudiced any present or future right or rights which the Administrative Agent or the Lenders now have or may have under any Loan Document, except in each case as expressly provided herein, and, in addition, shall not entitle any Loan Party to a waiver, amendment, modification or other change to, of or in respect of any provision of any of the Loan Documents in the future in similar or dissimilar circumstances.
     4.3 Except as expressly amended hereby, each of the Borrower and each Guarantor (by Consent and Agreement hereto) acknowledges and agrees that (a) the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect, (b) it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document, and (c) it has no actual or potential claim or cause of action against the Administrative Agent or any Lender with respect to any matters through the date hereof, and hereby waives and agrees not to assert any claims or causes of action against the Administrative Agent, any Lender or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, whether known or unknown, matured or contingent, including, without limitation, for special, indirect, consequential or punitive damages, arising by virtue of any actions taken, actions omitted, or the occurrence of any event prior to the date hereof, arising out of or relating to, or in connection with, this Amendment, the other Loan Documents or any of the transactions entered into in connection therewith or contemplated thereby.
     4.4 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and signatures sent by facsimile or electronic mail message shall be effective as originals. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment is a Loan Document.

     IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

ASSET ACCEPTANCE CAPITAL CORP.
By	/s/ Mark A. Redman
	Name:	Mark A. Redman
	Title:	Senior Vice President-Chief Financial Officer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION individually and as Administrative Agent,
By	/s/ Carlton Faison
	Name:	Carlton Faison
	Title:	Senior Vice President

RBS CITIZENS, N.A. (f/k/a Charter One Bank, N.A.)

By	/s/ Andre A. Nazareth Name: Andre A. Nazareth Title: Senior Vice president

CITIZENS BANK

By	/s/ Troy Stevenson

Name: Troy Stevenson Title: Vice President

WELLS FARGO FOOTHILL, LLC, A Delaware limited liability company, as Lender

By	/s/ Tami Barrows

Name: Tami Barrows Title: Vice President

COMERICA BANK

By	/s/ Chris Uhl

Name: Chris Uhl Title: Assistant Vice President

FIFTH THIRD BANK, a Michigan Banking Corporation

By	/s/ John Antonczak

Name: John Antonczak Title: Vice President

LASALLE BANK MIDWEST N.A.

By	/s/ Scott A.Wickens

Name: Scott A. Wickens Title: First Vice President

BANK OF SCOTLAND

By	/s/ Karen Weich

Name: Karen Weich Title: Vice President

BMO CAPITAL MARKETS FINANCING, INC.
By	/s/ Michael S. Cameli
	Name:	Michael S. Cameli
	Title:	Director

NATIONAL CITY BANK
By	/s/ Michael Kell
	Name:	Michael Kell
	Title:	Vice President

FIRST BANK
By	/s/ Keith M. Schmelder
	Name:	Keith M. Schmelder
	Title:	Senior Vice President

ISRAEL DISCOUNT BANK OF NEW YORK
By	/s/ Robert J. Fainelli
	Name:	Robert J. Fainelli
	Title:	First Vice President

By	/s/ Barry Soloman
	Name:	Barry Soloman
	Title:	First Vice President

Term Loan B Lenders:

Name: LightPoint CLO VIII, Ltd.

Airlie CLO 2006-1, Ltd.

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Senior Vice President

Term Loan B Lenders:

Israel Discount Bank of New York

By	/s/ Robert J. Fainelli Name: Robert J. Fainelli
Title: First Vice President

NACM CLO II

By	/s/ Joanna Willars

Name: Joanna Willars
Title: Authorized Signatory

Loomis Sayles Cayman Leveraged Senior Loan Fund Ltd.

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated Its General Partner

By	/s/ John R. Bell

Name: John R. Bell Title: Vice President

Prospero CLO II B.V.

By	/s/ Eric Hurshman

Name: Eric Hurshman
Title: Attorney-in-Fact

WhiteHorse I LTD.

By:	WhiteHorse Capital Partners, LP As collateral manager

By	/s/ Ethan M. Underwood, CFA

Name: Ethan M. Underwood, CFA
Title: Portfolio Manager

Kingsland I, Ltd.

By:	Kingsland Capital Management, LLC, as Manager

By	/s/ Vincent Siino

Name: Vincent Siino
Title: Authorized Officer, Kingsland Capital Management, LLC as Manager

Kingsland III, Ltd.

By:	Kingsland Capital Management, LLC, as Manager

By	/s/ Vincent Siino

Name: Vincent Siino
Title: Authorized Officer, Kingsland Capital Management, LLC as Manager

Kingsland IV, Ltd.

By:	Kingsland Capital Management, LLC, as Manager

By	/s/ Vincent Siino

Name: Vincent Siino
Title: Authorized Officer, Kingsland Capital Management, LLC as Manager

Silverado CLO 2006-I, Limited

By:	Wells Capital Management As Portfolio Manager

By	/s/ Zachary Tyler

Name: Zachary Tyler
Title: Authorized Signatory

BlackRock Senior Income Series V (f/k/a Granite Finance Limited)

By	/s/ Anthony Heyman

Name: Anthony Heyman
Title: Authorized Signatory

Longhorn CDO III LTD

By	/s/ Anthony Heyman

Name: Anthony Heyman
Title: Authorized Signatory

Atrium VI

By	/s/ David H. Lerner

Name: David H. Lerner
Title: Authorized Signatory

Atrium IV

By	/s/ David H. Lerner

Name: David H. Lerner
Title: Authorized Signatory

Castle Garden

By	/s/ David H. Lerner

Name: David H. Lerner
Title: Authorized Signatory

Pioneer Floating Rate Fund

By:	Pioneer Investment Management, Inc. Its Advisor

By	/s/ Margaret C. Bagley

Name: Margaret C. Bagley
Title: Associate General Counsel and Vice President

Pioneer Diversified High Income Trust

By:	Pioneer Investment Management, Inc.
Its Advisor

By	/s/ Margaret C. Bagley

Name: Margaret C. Bagley
Title: Associate General Counsel and Vice President

Eagle Loan Trust

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ David Frey

Name: David Frey
Title: Managing Director

Stanfield Arnage CLO Ltd.

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ David Frey

Name: David Frey
Title: Managing Director

Stanfield AZURE CLO, Ltd.

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ David Frey

Name: David Frey
Title: Managing Director

Stanfield Bristol CLO, Ltd.

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ David Frey

Name: David Frey
Title: Managing Director

Stanfield Carrera CLO, Ltd.

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ David Frey

Name: David Frey
Title: Managing Director

Stanfield Daytona CLO, Ltd

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ David Frey

Name: David Frey
Title: Managing Director

Stanfield McLaren CLO, Ltd.

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ David Frey

Name: David Frey
Title: Managing Director

Stanfield Modena CLO, Ltd

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ David Frey

Name: David Frey
Title: Managing Director

Stanfield Vantage CLO, Ltd

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ David Frey

Name: David Frey
Title: Managing Director

Stanfield Veyron CLO, Ltd

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ David Frey

Name: David Frey
Title: Managing Director

XL Re Europe Limited

By:	Stanfield Capital Partners, LLC
as its Collateral Manager

By	/s/ David Frey

Name: David Frey
Title: Managing Director

Symphony CLO IV

By:	Symphony Asset Management, LLC

By	/s/ Lenny Mason

Name: Lenny Mason
Title: Portfolio Manager

Symphony CLO V

By:	Symphony Asset Management, LLC

By	/s/ Lenny Mason

Name: Lenny Mason
Title: Portfolio Manager

Navigator CDO 2007-1, Ltd

By:	Bank of America, N.A.,
Its Attorney-in-fact

By:	/s/ Michael Roof
Name: Michael Roof
Title: Vice President

ColumbusNova CLO IV Ltd. 2007 II

By	/s/ Tom Buhrer
Name: Tom Buhrer
Title: Senior Director

ColumbusNova CLO Ltd. 2006-I

By	/s/ Tom Buhrer
Name: Tom Buhrer
Title: Senior Director

ColumbusNova CLO Ltd. 2006-II

By	/s/ Tom Buhrer
Name: Tom Buhrer
Title: Senior Director

ColumbusNova CLO Ltd. 2007-I

By	/s/ Tom Buhrer
Name: Tom Buhrer
Title: Senior Director

Gale Force 4 CLO, Ltd.

By:	GSO Debt Funds Management LLC
As Collateral Manager

By	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Authorized Signatory

CIFC FUNDING 2007-IV, LTD.

By	/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Head of Underwriting

Silverado CLO 2006-II LIMITED

By:	New York Life Investment Management LLC,
As Portfolio Manager and Attorney-in-Fact

By	/s/ Arthur Torrey
Name: Arthur Torrey
Title: Director

Apidos Cinco CDO

By	/s/ John Stelwagon
Name: John Stelwagon
Title: Authorized Signatory for its investment advisor
Apidos Capital Management, LLC

Apidos CDO IV

By	/s/ John Stelwagon
Name: John Stelwagon
Title: Authorized Signatory for its investment advisor
Apidos Capital Management, LLC

Apidos CDO III

By	/s/ John Stelwagon
Name: John Stelwagon
Title: Authorized Signatory for its investment advisor
Apidos Capital Management, LLC

Apidos CDO II

By	/s/ John Stelwagon
Name: John Stelwagon
Title: Authorized Signatory for its investment advisor
Apidos Capital Management, LLC

Apidos CDO I

By	/s/ John Stelwagon
Name: John Stelwagon
Title: Authorized Signatory for its investment advisor
Apidos Capital Management, LLC

GULFSTREAM-SEXTANT CLO 2007-I LTD

By:	Gulf Stream Asset Management LLC
As Collateral Manager

By	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Eaton Vance Institutional Senior Loan Fund

By:	Eaton Vance Management as Investment Advisor

By	/s/ Scott Page
Name: Scott Page Title: Vice President

Eaton Vance Loan Opportunities Fund, LTD.

By:	Eaton Vance Management as Investment Advisor

By	/s/ Scott Page
Name: Scott Page
Title: Vice President

Grayson & Co.

By:	Boston Management and Research as Investment Advisor

By	/s/ Scott Page
Name: Scott Page Title: Vice President

Eaton Vance

By	/s/ Scott Page
Name: Scott Page
Title: Vice President

Eaton Vance CDO IX Ltd.

By	/s/ Scott Page
Name: Scott Page
Title: Vice President

Eaton Vance CDO VIII, Ltd.

By	/s/ Scott Page
Name: Scott Page
Title: Vice President

Big Sky III Senior Loan Trust

By:	Eaton Vance Management As Investment Advisor

By	/s/ Scott Page
Name: Scott Page
Title: Vice President

The Norinchukin Bank, New York Branch

By:	Eaton Vance Management, Attorney-in-fact

By	/s/ Scott Page
Name: Scott Page
Title: Vice President

Octagon Investment Partners VIII, Ltd.

By	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Senior Portfolio Manager

Octagon Investment Partners IX, Ltd.

By	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Senior Portfolio Manager

Octagon Investment Partners XI, Ltd.

By	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Senior Portfolio Manager

Green Lane CLO LTD.

By	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Director

1888 FUND, LTD.

By	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Director

Mountain View CLO III Ltd.

By:	Seix Advisors, a fixed income division Of Trusco Capital Management, Inc., As Collateral Manager

By	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

SF-1 Segregated Portfolio

By	/s/ Paul Leland
Name: Paul Leland
Title: Attorney-in-Fact

SF-3 Segregated Portfolio

By	/s/ Paul Leland
Name: Paul Leland
Title: Attorney-in-Fact

Rivendell CBNA Loan Funding LLC, for itself or as agent for
Rivendell CFPI Loan Funding LLC

By	/s/ Elizabeth Heisler
Name: Elizabeth Heisler
Title: Attorney-in-Fact

CONSENT AND AGREEMENT
     As of the date and year first above written, each of the undersigned hereby:
     (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it;
     (b) represents and warrants to the Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Consent and Agreement are within its corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action, (ii) this Consent and Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iii) the execution, delivery and performance of this Consent and Agreement by it (w) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (x) will not violate any applicable law or regulation or its charter, by-laws or other organizational documents or any of its Subsidiaries or any order of any Governmental Authority, (y) will not violate or result in a default under any indenture, agreement or other instrument binding upon it or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by it or any of its Subsidiaries, and (z) will not result in the creation or imposition of any Lien on any of its assets; and
     (c) acknowledges that its consent and agreement hereto is a condition to the Lenders’ obligation under the above Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

ASSET ACCEPTANCE, LLC
By	/s/ Mark A. Redman
	Name:	Mark A. Redman
	Title:	Senior Vice President-Chief Financial Officer

CONSUMER CREDIT, LLC
By	/s/ Mark A. Redman
	Name:	Mark A. Redman
	Title:	Senior Vice President-Chief Financial Officer

RX ACQUISITIONS, LLC
By	/s/ Mark A. Redman
	Name:	Mark A. Redman
	Title:	Senior Vice President-Chief Financial Officer

PREMIUM ASSET RECOVERY CORPORATION
By	/s/ Mark A. Redman
	Name:	Mark A. Redman
	Title:	Senior Vice President-Chief Financial Officer

ASSET ACCEPTANCE HOLDINGS LLC
By	/s/ Mark A. Redman
	Name:	Mark A. Redman
	Title:	Senior Vice President-Chief Financial Officer

AAC INVESTORS, INC.
By	/s/ Mark A. Redman
	Name:	Mark A. Redman
	Title:	Senior Vice President-Chief Financial Officer

RBR HOLDING CORP.
By	/s/ Mark A. Redman
	Name:	Mark A. Redman
	Title:	Senior Vice President-Chief Financial Officer